STICKER DATED DECEMBER --, 1996
               TO PROSPECTUS DATED OCTOBER 1, 1996



          For the past two years, Aldrich, Eastman and Waltch, L.P. ("AEW") has acted as a subadviser to the Crabbe Huson Real Estate Investment Fund series (the "Fund") of Crabbe Huson Funds pursuant to a subadvisory agreement (the "Current Subadvisory Agreement"). Mr. Jay Willoughby, a Director of AEW, has been the Fund's portfolio manager. As of December --, 1996, AEW has consolidated its operations with Copley Real Estate Advisors, Inc. and formed AEW Capital Management, L.P. By its terms, the Current Subadvisory Agreement has terminated.

          The shareholders of the Fund have been mailed proxy statements asking them to approve a new Subadvisory Agreement between AEW Capital Management, L.P., Crabbe Huson Group, the Fund's adviser (the "Adviser"), and the Fund at a meeting to be held December 30, 1996. In the interim, the portfolio manager for the Fund will be Mr. Richard Huson. Mr. Huson is an officer and a Director of the Adviser. Biographical information regarding Mr. Huson can be found in the Fund's Prospectus.

            If the Subadvisory Agreement is approved, Mr. Willoughby will resume management of the Fund's portfolio.
If the Subadvisory Agreement is not approved, Mr. Huson will continue as portfolio manager.